SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 15, 2001.
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                Oakwood Mortgage Investors Inc OMI Trust 2001-C
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               (Exact name of registrant as specified in charter)


 North Carolina                                                     applied for
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(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)

 c/o The Chase Manhattan Bank
 Attention:  Kevin Crombie
 450 West 33rd Street 14th floor
 New York, NY                                                       10001
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
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         (Former name or former address, if changed since last report.)

                                OMI Trust 2001-C

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         OMI Trust 2001-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 15, 2001.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 2001-C, Registrant



                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer
June 23, 2001

                                                 Douglas R. Muir
                                                 Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                                --------------

20.1   Monthly Remittance Report relating to Distribution
       Date occurring on June 15, 2001..........................................